Exhibit 10.43

FIRST AMENDMENT

THIS FIRST AMENDMENT to the Security Agreement (as defined below) (the “Amendment”) is entered into as of July 8, 2024 (the “Effective Date”), by and between Lytus Technologies Holdings PTV. Ltd., a British Virgin Islands company (the “Company”), Lytus Technologies Private Limited, an India limited company (“Sub I”), Lytus Technologies, Inc., a Delaware corporation (“Sub II”), Sri Sai Cable and Board Band Private Limited, an India limited company (“Sub III”, and collectively with the Company, Sub I, and Sub III, the “Debtors”), Mast Hill Fund, L.P., a Delaware limited partnership (the “Secured Party I”), and FirstFire Global Opportunities Fund, LLC, a Delaware limited liability company (the “Secured Party II”, and collectively with the Secured Party I, the “Secured Parties”). The Debtors and the Secured Parties are collectively referred to herein as the “Parties”.

BACKGROUND

A. The Parties are the parties to that certain security agreement dated on or around June 3, 2024 (as amended from time to time, the “Security Agreement”), a copy of which is attached hereto as Exhibit “A”; and

B. The Parties desire to amend the Security Agreement as set forth expressly below.

NOW THEREFORE, in consideration of the execution and delivery of the Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Unless otherwise defined herein, terms defined in the Security Agreement and used herein shall have the meanings given to them in the Security Agreement.

2. The reference to the “June 32024 Notes” in the second paragraph on page 1 of the Security Agreement shall be replaced with “June 2024 Notes”.

3. This Amendment shall be deemed part of, but shall take precedence over and supersede any provisions to the contrary contained in the Security Agreement. Except as specifically modified hereby, all of the provisions of the Security Agreement, which are not in conflict with the terms of this Amendment, shall remain in full force and effect.

[Signature page to follow]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

LYTUS TECHNOLOGIES HOLDINGS PTV. LTD.			Mast Hill Fund, L.P.

By:	/s/ Dharmesh Pandya		By:	/s/ Patrick Hassani
	Name:	Dharmesh Pandya	Name:	Patrick Hassani
	Title:	Chief Executive Officer	Title:	Chief Investment Officer

Lytus Technologies Private Limited			FirstFire Global Opportunities Fund, LLC

By:	Lytus Technologies Holdings Ptv. Ltd.		By:	FirstFire Capital Management LLC, its manager
a British Virgin Islands company
	Sole Member		By:	/s/ Eli Fireman
			Name:	Eli Fireman

By:	/s/ Dharmesh Pandya
Name:	Dharmesh Pandya
Title:	Chief Executive Officer

Lytus Technologies, INC.

By:	Lytus Technologies Holdings Ptv. Ltd.
a British Virgin Islands company
Sole Member

By:	/s/ Dharmesh Pandya
Name:	Dharmesh Pandya
Title:	Chief Executive Officer

Sri Sai Cable and Broad Band Private Limited

By:	Lytus Technologies Holdings Ptv. Ltd.
a British Virgin Islands company
Sole Member

By:	/s/ Dharmesh Pandya
Name:	Dharmesh Pandya
Title:	Chief Executive Officer

Exhibit A

(see attached)